UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 27, 2005

                                ASHLAND INC.
             (Exact name of registrant as specified in its charter)

                                    Kentucky
                 (State or other jurisdiction of incorporation)

                         1-2918                          61-0122250
                 (Commission File Number)             (I.R.S. Employer
                                                     Identification No.)

    50 E. RiverCenter Boulevard, Covington, Kentucky       41012-0391
        (Address of principal executive offices)           (Zip Code)

           P.O. Box  391,  Covington,   Kentucky           41012-0391
                     (Mailing Address)                     (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 2230.425)
[  ]     Soliciting  material  pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

         Ashland Inc. ("Ashland") will hold a special meeting of shareholders on June 29, 2005 at which shareholders will be asked to approve the previously announced agreement to transfer Ashland's 38-percent interest in Marathon Ashland Petroleum LLC ("MAP") and two other businesses to Marathon Oil Corporation ("Marathon"). Approval of the transaction requires the affirmative vote of a majority of the shares of Ashland common stock outstanding and entitled to vote at the special meeting. Ashland shareholders of record as of May 12, 2005 are entitled to vote at the special meeting.
         On May 20, 2005, the Securities and Exchange Commission declared effective the registration statement on Form S-4 containing the proxy statement/prospectus relating to the transaction. On May 27, 2005, the definitive proxy statement/prospectus was mailed to Ashland shareholders entitled to vote at the special meeting. The special meeting will be held at 10:30 a.m. (EDT) on June 29, 2005 at the Metropolitan Club, 50 E. RiverCenter Boulevard, Covington, Kentucky.
         The transaction is subject to, among other things, approval by Ashland's shareholders and consent from public debt holders. Ashland and Marathon continue to expect to close the transaction on June 30, 2005.
         In addition, on May 31, 2005, MAP made a pro rata cash distribution to Ashland and Marathon, with Ashland's share being approximately $268 million. As previously disclosed, Ashland and Marathon have agreed that MAP will not make its quarterly distributions for the period from March 18, 2004 (the date of the signing of the original master agreement relating to the transaction) to the closing of the transaction or the termination of the master agreement, unless approved by a supermajority vote of the MAP board of managers. The MAP board of managers approved the pro rata cash distribution on May 27, 2005.



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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ASHLAND INC.
                               -------------------------------------------
                                              (Registrant)



    Date:  June 1, 2005               /s/ J. Marvin Quin
                               -------------------------------------------
                               Name:     J. Marvin Quin
                               Title:    Senior Vice President,
                                         Chief Financial Officer